Supplement Dated February 21 to your Prospectus

Reorganization

At a meeting of the Board of Trustees of the Huntington VA New Economy Fund held (“Merging Fund”) on January 17, 2012, the Trustees approved a proposal to reorganize the Fund into the Huntington VA Mid Corp America Fund (“Acquiring Fund”).

Pursuant to the reorganization, all assets of the Merging Fund will be transferred into the Acquiring Fund. Shareholders of the Merging Fund will receive shares of Acquiring Fund. The reorganization is scheduled to take place at the close of business on or about April 27, 2012.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of business on April 26, 2012. As a result of the reorganization, if any of your Contract Value is currently invested in the Merging Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about April 27, 2012, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business on or about April 27, 2012, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

Effective as of the close of business on or about April 27, 2012, all references and information contained in the prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

This supplement should be retained with the prospectus for future reference.

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